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                                                                   EXHIBIT 10.39

                           MOBILITY ELECTRONICS, INC.



                           STRATEGIC PARTNER AGREEMENT

                                      WITH

                       CYBEX COMPUTER PRODUCTS CORPORATION





                                  MARCH 6, 2000

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                           STRATEGIC PARTNER AGREEMENT

     This Strategic Partner Agreement (the "Agreement") is made as of the 6th day of March, 2000, by and between Mobility Electronics, Inc., a Delaware corporation (the "Company"), and Cybex Computer Products Corporation, an Alabama corporation (the "Cybex"). The Company and Cybex are sometimes each referred to herein as a "Party" and collectively, as the Parties".

     The Parties agree as follows:

     1. STRATEGIC RELATIONSHIP.

          1.1 BACKGROUND. The Parties have determined that a strategic business relationship between them would be beneficial to both Parties. In forming such business relationship Cybex has agreed to make an investment in the Company, both parties have agreed to license certain technology to each other, and the Company has agreed to sell certain of its products to Cybex on a private label basis.

          1.2 LICENSE AGREEMENTS AND PRIVATE LABEL AGREEMENT. At the Closing (as defined below), the Parties agree to execute and deliver to each other: (i) a Mobility License Agreement, in the form attached hereto as Exhibit A (the "Mobility License Agreement"); (ii) a Cybex License Agreement, in the form attached hereto as Exhibit B (the "Cybex License Agreement"); and (iii) the Mobility Private Label Agreement, in the form attached hereto as Exhibit C (the "Mobility Private Label Agreement"). The Mobility License Agreement, the Cybex License Agreement and the Mobility Private Label Agreement are sometimes collectively referred to herein as the "Other Agreements").

          1.3 SALE AND ISSUANCE OF SERIES D PREFERRED STOCK.

              (a) The Company has adopted and filed with the Secretary of State of the State of Delaware a Certificate of the Designations, Preferences, Rights and Limitations of Series D Preferred Stock of the Company, a copy of which is attached hereto as Exhibit D (the "Certificate of Designations").

              (b) Subject to the terms and conditions of this Agreement, Cybex agrees to purchase at the Closing and the Company agrees to sell and issue to Cybex at the Closing 500,000 shares (the "Shares") of Series D Preferred Stock (the "Series D Stock") at a purchase price of $10.00 per share.

          1.4 CLOSING; DELIVERY.

              (a) The purchase and sale of the Shares shall take place at the offices of Jackson Walker L.L.P., 901 Main Street, Suite 6000, Dallas, Texas, at 10:00 a.m., on the date hereof, or at such other time and place as the Company and Cybex

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mutually agree upon, orally or in writing (which time and place are designated as the "Closing").

              (b) At the Closing, the Company shall deliver to Cybex a certificate representing the Shares, against payment of $5,000,000 by wire transfer to the Company's bank account.

     2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Cybex that the following are true and correct as of the date hereof:

          2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to:
(i) carry on its business as now conducted and proposed to be conducted; (ii) execute and deliver this Agreement and the Other Agreements (collectively, the "Agreements") and (iii) issue and sell the Shares and the common stock, par value $0.01 per share, of the Company (the "Common Stock") issuable upon conversion of the Shares, and to carry out the provisions of the Agreements. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Agreements, the performance of all obligations of the Company under the Agreements and the authorization, issuance, sale and delivery of the Shares has been taken or will be taken prior to the Closing, and the Agreements, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

          2.3 VALID ISSUANCE OF SECURITIES. The Shares that are being issued to Cybex hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Agreements and applicable state and federal securities laws. Based in part upon the representations of Cybex in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Shares has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Certificate of Designations, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Agreements, and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

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          2.4 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any provisions of (i) its Certificate of Incorporation or Bylaws (as such documents are in force and effect as of the Closing) or (ii) any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, the violation of, or default, which would have a material adverse effect on the Company, or, to the best knowledge of the Company, of any provision of federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

          2.5 DISCLOSURE. The Company has provided Cybex a copy of the registration statement on Form S-1 filed by the Company with the Securities and Exchange Commission on February 11, 2000 (the "Registration Statement"). The Registration Statement has been so provided solely for purposes of providing information about the Company to Cybex, and not as an inducement to participate in the potential offering provided therein. The Company has fully provided Cybex with all the information that Cybex has requested for deciding whether to acquire the Shares and all information that the Company believes is reasonably necessary to enable the Cybex to make such a decision. Neither the Registration Statement nor any representation or warranty of the Company contained in this Agreement and the exhibits attached hereto or any certificate furnished or to be furnished to Cybex at the Closing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

          2.6 OFFERING. Subject in part to the truth and accuracy of Cybex's representations and warranties set forth in Section 3 of this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

     3. REPRESENTATIONS AND WARRANTIES OF CYBEX. Cybex hereby represents and warrants to the Company that:

          3.1 AUTHORIZATION. Cybex has full power and authority to enter into the Agreements. The Agreements, when executed and delivered by Cybex, will constitute valid and legally binding obligations of Cybex, enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.


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          3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. The Agreements are made with
Cybex in reliance upon Cybex's representation to the Company, which by Cybex's execution of this Agreement Cybex hereby confirms, that the Shares to be acquired by Cybex will be acquired for investment for Cybex's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Cybex has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Cybex further represents that Cybex does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

          3.3 DISCLOSURE OF INFORMATION. Cybex has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company's management and has had an opportunity to review the Company's facilities. Cybex understands that such discussions and any other written information delivered by the Company to Cybex were intended to describe the aspects of the Company's business which it believes to be material.

          3.4 RESTRICTED SECURITIES. Cybex understands that the Shares have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Cybex's representations as expressed herein. Cybex understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Cybex must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Cybex further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of Cybex's control, and which the Company is under no obligation and may not be able to satisfy. Cybex is hereby granted certain registration rights as set forth on Exhibit E attached hereto.

          3.5 NO PUBLIC MARKET. Cybex understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Shares.

          3.6 LEGENDS. Cybex understands that the Shares may bear one or all of the following legends (or substantially similar legends):

              (a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN


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OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION
IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

              (b) Any legend set forth in the other Agreements.

              (c) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

          3.7 ACCREDITED INVESTOR. Cybex is an accredited investor as defined in Rule 501 (a) of Regulation D promulgated under the Securities Act as presently in effect.

     4. CONDITIONS OF THE CYBEX'S OBLIGATIONS AT CLOSING. The obligations of Cybex to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

          4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          4.2 PERFORMANCE. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          4.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to Cybex at the Closing a Compliance Certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

          4.4 CONSENTS; QUALIFICATIONS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreements (except for such as may be properly obtained subsequent to the Closing Date). All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

          4.5 OPINION OF COMPANY COUNSEL. Cybex shall have received from Jackson Walker L.L.P., counsel for the Company, an opinion, dated as of the Closing, in substantially the form of Exhibit F.

     5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to Cybex under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:


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          5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of Cybex contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by Cybex on or prior to the Closing shall have been performed or complied with in all material respects.

          5.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares pursuant to this Agreement shall be obtained and effective as of the Closing.

     6. MISCELLANEOUS.

          6.1 SURVIVAL. Unless otherwise set forth in this Agreement, the warranties and representations of the Company and Cybex contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of one (1) year following the Closing.

          6.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.3 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

          6.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          6.5 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page hereto, or as subsequently modified by written notice.

          6.6 FINDER'S FEE. Except for fees payable by the Company to J.C. Bradford & Co., each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with the Agreements. Cybex agrees to indemnify and to hold harmless the Company from any liability for any commission or


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compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which Cybex or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Cybex from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          6.7 FEES AND EXPENSES. Each party shall be responsible for any fees or expenses, incurred by it with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby.

          6.8 ATTORNEY'S FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          6.9 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and Cybex. Any amendment or waiver effected in accordance with this Section 6.9 shall be binding upon Cybex and each transferee of the Shares, each future holder of the Shares, and the Company.

          6.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

          6.11 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

          6.12 ENTIRE AGREEMENT. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the


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subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

          6.13 CONFIDENTIALITY. Each party hereto agrees that, except with the prior written permission of the other parties hereto, it shall at all times keep confidential and not divulge, or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Shares purchased hereunder. The provisions of this Section 6.13 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

          6.14 RELIANCE. Cybex acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

          6.15 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.


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     The parties have executed this Agreement as of the date first written above.

                                       MOBILITY ELECTRONICS, INC.

                                       By: /s/ CHARLES R. MOLLO
                                          -------------------------------------
                                       Title: President
                                             ----------------------------------

                                       Address:  7955 East Redfield Road
                                                 Scottsdale, Arizona 85260
                                                 (480)596-0349

                                       CYBEX COMPUTER
                                       PRODUCTS CORPORATION

                                       By: /s/ STEPHEN THORNTON
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

                                       Address:  4991 Corporate Drive
                                                 Huntsville, Alabama 35805
                                                 (256)430-4030



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